UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      December 29, 2010

ALLIS-CHALMERS ENERGY INC.
(Exact name of registrant as specified in its charter)

Delaware	001-02199	39-0126090
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5075 Westheimer Suite 890 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (713) 369-0550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective December 29, 2010, the Compensation Committee (the “Committee”) of the Board of Directors of Allis-Chalmers Energy Inc. (the “Company” or “Allis-Chalmers”) approved the acceleration of the vesting of 244,383 shares of time-based restricted stock and 544,000 shares of performance-based restricted stock previously granted to Company employees, including 153,500 shares of time-based restricted stock and 429,000 shares of performance-based restricted stock previously granted to executive officers. Prior to the acceleration of vesting, the restricted stock granted to such employees had been scheduled to vest on several dates over the next five years, subject to continued employment of the employee grantees, and in the case of performance-based awards, achievement of certain performance goals. In connection with the acceleration, the Company withheld a portion of each employee’s vested shares to cover federal income tax withholding obligations.

The Committee’s decision to accelerate the vesting of the restricted stock was made as part of tax planning measures implemented for the benefit of the Company and the employee holders of the restricted stock. The Committee considered several factors in making this decision, including but not limited to, the anticipated effect of the accelerated vesting on the Company’s financial results and the expected acceleration of all unvested equity awards during the first quarter of 2011 after stockholder approval, and upon closing, of the Company’s pending merger, pursuant to the Agreement and Plan of Merger, dated August 12, 2010, by and among the Company, Seawell Limited and Wellco Sub Company.

The following table sets forth the number of shares of time-based restricted stock and performance-based restricted stock, the vesting of which was accelerated, for each of the Company’s executive officers:

Name	Time-Based Restricted Stock	Performance-Based Restricted Stock
Victor M. Perez Chief Financial Officer	45,000	140,000
Theodore F. Pound General Counsel and Secretary	50,000	100,000
Mark C. Patterson Senior Vice President—Rental Services	43,500	75,000
Terrence P. Keane Senior Vice President—Oilfield Services	15,000	80,000
Bruce Sauers Vice President and Chief Accounting Officer	—	34,000

Item 8.01 Other Events.

The information contained in Item 5.02 above is incorporated herein by reference.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” and other words and terms of similar meaning. These forward-looking statements involve a number of risks and uncertainties. Allis-Chalmers cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the expected consummation of the proposed merger pursuant to the merger agreement between Seawell Limited, or Seawell, and Allis-Chalmers. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in Allis-Chalmers’ filings with the Securities and Exchange Commission, or SEC. These include risks and uncertainties relating to: the ability to obtain the requisite Allis-Chalmers stockholder approval; the risk that Allis-Chalmers or Seawell may be unable to obtain governmental and regulatory approvals required for the merger, or required governmental and regulatory approvals may delay the merger or result in the imposition of conditions that could cause the parties to abandon the merger; the risk that a condition to closing of the merger may not be satisfied; the timing to consummate the proposed merger; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time on merger-related issues; general worldwide economic conditions and related uncertainties; and the effect of changes in governmental regulations. Allis-Chalmers does not undertake any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The publication or distribution of this communication may, in some countries, be restricted by law or regulation. Accordingly, persons who come into possession of this document should inform themselves of and observe these restrictions. To the fullest extent permitted by applicable law, Seawell Limited, Allis-Chalmers and their respective affiliates disclaim any responsibility or liability for the violation of such restrictions by any person. In connection with the proposed merger between Seawell and Allis-Chalmers, Seawell will file with the SEC a Registration Statement on Form F-4 that will include a proxy statement of Allis-Chalmers that also constitutes a prospectus of Seawell. Seawell and Allis-Chalmers will mail the proxy statement/prospectus to the Allis-Chalmers stockholders. Seawell and Allis-Chalmers urge investors and stockholders to read the proxy statement / prospectus regarding the proposed merger when it becomes available, as well as other documents filed with the SEC, because they will contain important information. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from Seawell’s website (www.seawellcorp.com) under the tab “Investors.” You may also obtain these documents, free of charge, from Allis-Chalmers’ website (www.alchenergy.com) under the tab “For Investors” and then under the heading “SEC Filings.”

Participants In The Merger Solicitation

Seawell Limited, Allis-Chalmers and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from Allis-Chalmers stockholders in favor of the merger and related matters. Information regarding the persons, who may, under the rules of the SEC, is deemed participants in the solicitation of Allis-Chalmers stockholders in connection with the proposed merger will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about Allis-Chalmers’ executive officers and directors in its definitive proxy statement filed with the SEC on April 30, 2010. Additional information about Seawell’s executive officers and directors and Allis-Chalmers’ executive officers and directors can be found in the above-referenced Registration Statement on Form F-4 when it becomes available. You can obtain free copies of these documents from Seawell and Allis-Chalmers using the contact information above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIS-CHALMERS ENERGY INC.

Date: January 5, 2011	By:	/s/ Theodore F. Pound III
	Name:	Theodore F. Pound III
	Title:	General Counsel and Secretary